EXHIBIT 99.3

July 26, 2021
Dear Stockholders:

I am writing to share some exciting news about our company. Today, we announced that Steadfast Apartment REIT, Inc. (“STAR”) has entered into a definitive merger agreement with Independence Realty Trust, Inc. (“IRT”), pursuant to which STAR will merge with and into IRT, with IRT surviving as the continuing public company. We believe the merger will join together two high-quality portfolios with complementary geographic footprints in the highly desirable Sunbelt region of the United States. On a pro forma basis, the combined company will own a portfolio of 131 apartment communities comprising approximately 38,000 units across 16 states. The combined company is expected to have a pro forma equity market capitalization of approximately $4 billion and a pro forma total enterprise value of approximately $7 billion.
Under the terms of the merger agreement, each STAR common share will be converted into 0.905 shares of newly issued IRT common stock, and will receive a cash amount in lieu of fractional shares. On a pro forma basis, following the merger, IRT stockholders are expected to own approximately 50% of the combined company’s equity, and STAR stockholders are expected to own approximately 50%. The parties currently expect the transaction to close during the fourth quarter of 2021, subject to customary closing conditions, including approval of both IRT and STAR stockholders. This strategic transaction was unanimously approved by the Board of Directors of IRT and the Board of Directors of STAR.
The IRT common stock received by STAR stockholders in the transaction will be listed on the New York Stock Exchange, thereby providing an opportunity for STAR stockholders to sell their IRT common stock on the open market should they so choose.
The merger will create a portfolio of 131 multifamily communities comprising approximately 38,000 units in urban and suburban locations in Georgia, North Carolina, Tennessee, Kentucky, Ohio, Oklahoma, Indiana, Texas, Florida, South Carolina, Missouri, Alabama, Colorado, Kansas, Illinois and Virginia. The combined company’s ten largest markets by unit count will be Atlanta, Dallas/Ft. Worth, Denver, Oklahoma City, Louisville, Columbus, Indianapolis, Raleigh-Durham, Houston and Memphis.
Summary of Strategic Benefits
The merger of IRT and STAR is expected to create a number of operational and financial benefits, including:
•Enhanced Portfolio Reach and Diversification Across High-Growth Sunbelt Markets: The transaction will strengthen IRT’s diversification across the high-growth Sunbelt region, which has and is expected to continue to experience strong population, and employment growth trends. The combined company will own and operate 131 multifamily communities in non-gateway MSAs in 16 states, increase IRT’s exposure to core markets including Atlanta and Dallas, and expand its presence into attractive new markets including Denver and Nashville. The combination will also increase the portfolios’ Class B mid-market communities that continue to demonstrate strong resident demand throughout all points of economic and real estate cycles.
•Expanded Value Add Pipeline Leading to Significant Organic Growth and Value Creation Opportunities: The combined company will have a pipeline of approximately 20,000 units available for future redevelopment through IRT’s proven and robust value add program that has generated an historical weighted average return on investment in excess of 17%. The continued execution of this expanded redevelopment opportunity is expected to enable IRT to deliver greater NOI and earnings growth over time.
•Unlock Corporate Synergies and Operational Savings: The combination of IRT and STAR will create a stronger and more competitive operating platform through the integration of best practices from both companies. Annual gross synergies are estimated to be approximately $28 million, including $20 million of annual general, administrative and property management synergies through the elimination of duplicative costs associated with back-office functions and property management administration. In addition, through enhanced scale and leveraging of the combined company’s technology and operating systems, IRT expects the combined company to capture $8 million in operational synergies annually. These enhancements are expected to be realized upon full integration, which is expected to occur over the 12-month period following the closing of the merger.
•Immediately Accretive: The transaction is expected to be immediately accretive to IRT’s Core FFO per share and provide the combined company with an attractive growth profile. Further, the transaction allows IRT to maintain one of the lowest payout ratios amongst peers.
•Increased Scale Delivers Value Across Portfolio: The transaction will create a leading publicly-traded multifamily REIT, with a combined portfolio of approximately 38,000 units in 131 communities. The combined company is well-positioned to increase cash flow at the property level due to economies of scale, including enhanced pricing leverage with strategic partners and vendors. Further, the increased scale will support IRT’s ongoing efforts to retain top talent, increase brand recognition in the multifamily industry and more effectively compete for acquisition and development opportunities.
•Increased Financial Strength and Flexibility: Larger scale is expected to improve IRT's access to capital markets and lower its cost of capital over the long-term, with the combined company benefiting from an expanded investor base through enhanced trading liquidity.
For more information on the pending merger, see STAR’s Current Report on Form 8-K filed with the SEC on July 26, 2021.
Suspension and Contingent Termination of Distribution Reinvestment Plan
In connection with the announcement of the pending merger, the STAR board of directors determined to suspend STAR’s distribution reinvestment plan, which suspension will be effective after the distribution payment date on or about August 1, 2021. Therefore, all distributions on or after the August 1, 2021 distribution payment will be paid in cash.
In addition, the STAR board of directors voted to terminate STAR’s distribution reinvestment plan, effective as of the effective time of the Merger.
Suspension and Contingent Termination of Share Repurchase Plan
In connection with the announcement of the pending merger, the STAR board of directors also determined to suspend STAR’s share repurchase plan which suspension will be effective after the second quarter redemption date on or about July 31, 2021.
In addition, the STAR board of directors voted to terminate STAR’s share repurchase plan, effective as of the effective time of the Merger.
We are excited about this transaction and the new chapter for our stockholders.
Regards,

Forward-Looking Statements
The information herein contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which STAR and IRT operate and beliefs of and assumptions made by STAR and IRT management, involve uncertainties that could significantly affect the financial results of STAR or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to certain actions to be taken by STAR and IRT in connection with the closing of the merger and anticipated benefits of the merger. All statements that address financial and operating performance, events or developments that STAR expects or anticipates will occur or be achieved in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although STAR and IRT believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, neither STAR and IRT can give any assurances that such expectations will be attained. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: STAR’s and IRT’s ability to complete the merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and lender consents and satisfaction of other closing conditions to consummate the merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of STAR and IRT management from ongoing business operations; failure to realize the expected benefits of the merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed merger, including resulting expense or delay; the risk that STAR’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the merger; effects relating to the announcement of the merger or any further announcements or the consummation of the merger on the market price of IRT common stock; the possibility that, if IRT does not achieve the perceived benefits of the merger as rapidly or to the extent anticipated by financial analysts or investors, the market price of IRT common stock could decline; the value of STAR could decline; general adverse economic and local real estate conditions; the inability of residents to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; local real estate conditions; adverse changes in financial markets that result in increases in interest rates and reduced availability and increased costs of capital; increases in operating costs and real estate taxes; changes in the dividend policy for IRT common stock or IRT’s ability to pay dividends; changes in the distribution policy for STAR or STAR's ability to pay distributions; impairment charges; unanticipated changes in IRT’s intention or ability to prepay certain debt prior to maturity; pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting STAR and IRT, including those described from time to time under the caption “Risk Factors” and elsewhere in STAR’s and IRT’s SEC filings and reports, including IRT’s Annual Report on Form 10-K for the year ended December 31, 2020, STAR’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which STAR and IRT are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by STAR and IRT on their respective websites or otherwise. Neither STAR nor IRT undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.
Additional Information about the Proposed Merger and Where to Find It
This communication relates to a proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger dated as of July 26, 2021, among IRT, STAR and the other parties thereto. In connection with the proposed merger transaction, IRT will file with the SEC a registration statement on Form S-4 to register the shares of IRT common stock to be issued in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of IRT and the stockholders of STAR. This communication is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other document IRT and/or STAR may file with the SEC in connection with the proposed merger transaction. INVESTORS AND SECURITY HOLDERS OF IRT AND STAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by IRT and/or STAR through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by IRT will be available free of charge on IRT’s internet website at http://www.irtliving.com or by contacting IRT’s Investor Relations Department by email at IRT@edelman.com or by phone at +1-917-365-7979. Copies of the documents filed with the SEC by STAR will be available free of charge on STAR’s internet website at http://www.steadfastliving.com or by contacting STAR’s Investor Relations Department by phone at +1-888-223-9951.
Certain Information Regarding Participants
IRT, STAR, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed Merger. Information about the directors and executive officers of IRT is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 18, 2021, and its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 29, 2021. Information about the directors and executive officers of STAR is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 12, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on June 14, 2021. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.